                                                               EXECUTION VERSION

                                    GUARANTY

     GUARANTY (this "GUARANTY"), dated as of July 31, 2006, is made by TAL
INTERNATIONAL GROUP, INC., a corporation organized under the laws of the State of Delaware (together with its successors and assigns, the "GUARANTOR").

                                    RECITALS:

     WHEREAS, pursuant to the Credit Agreement, dated as of July 31, 2006 (as amended, modified or supplemented from time to time in accordance with its terms, the "CREDIT AGREEMENT"), among TAL International Container Corporation
(the "BORROWER"), Fortis Capital Corp., in its capacity as loan servicer and collateral agent (the "LOAN SERVICER" or the "COLLATERAL AGENT"; each of the
Lenders, the Loan Servicer and the Collateral Agent, a "BENEFICIARY" and
collectively, the "BENEFICIARIES") and the lenders from time to time party thereto (each, a "LENDER" and collectively, the "LENDERS") have committed to extend the Loans in an aggregate principal amount of up to their respective
Commitments;

     WHEREAS, in order to induce the Loan Servicer, the Collateral Agent and the
Lenders to enter into the Credit Agreement, the Guarantor will execute and deliver this Guaranty pursuant to which such Guarantor will guaranty, among other things, payment of all of the Obligations, as hereinafter defined; and

     WHEREAS, the Borrower is a Subsidiary of the Guarantor, the Guarantor will receive substantial direct or indirect benefit from the transaction described in the Credit Agreement and therefore it is in the best interest of the Guarantor to enter into this Guaranty.

                                   AGREEMENT:

     Accordingly, the Guarantor agrees for the benefit of the Beneficiaries and each of its permitted assigns or transferees, as follows:

     1. CERTAIN TERMS.

          (a) Capitalized terms used herein without definition have the respective meanings set forth in the Credit Agreement.

          (b) "OBLIGATIONS" means any and all present and future payment obligations and liabilities of the Borrower of every type and description to the
Beneficiaries, or any of their successors or permitted assigns under the Credit
Agreement and the other Loan Documents, whether for principal, interest, fees, expenses or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not allowed or

allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All
Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.

     2. GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably guaranties to each of the Beneficiaries the full and punctual payment when due of all Obligations, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and such guaranty is not conditional or contingent upon pursuit by any Beneficiary of any prior action or proceeding for collection, or for any other remedies the Beneficiaries may have, against any Borrower or any other Person. All such amounts and all other amounts payable hereunder shall be payable on demand.

     3. EXPENSES. The Guarantor agrees to pay to the Beneficiaries any and all reasonable and documented costs and expenses, (including reasonable and documented attorneys' fees and expenses), that the Beneficiaries may incur in connection with (a) the collection of all sums guarantied hereunder or (b) the exercise or enforcement of any of the rights, powers or remedies of the
Beneficiaries under this Guaranty or applicable law.

     4. CONSENT. The Guarantor hereby consents and agrees that the time or place of payment of any Obligation may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that any of the provisions of the Credit Agreement may be renewed, extended, modified, increased, accelerated, compromised, refinanced or waived;
that the Borrower may be granted indulgences or released from liability; that the insolvency, bankruptcy and/or dissolution of the Borrower or of the
Guarantor shall not affect the obligations hereunder of the Guarantor; that neither the invalidity or unenforceability of any of the Obligations shall affect the obligations hereunder of the Guarantor; that no claim need be asserted against any trustee in bankruptcy or receiver or other representative in the event the Borrower or the Guarantor is adjudicated bankrupt or becomes insolvent; and that any property to the credit of the Borrower or the Guarantor or any other party liable for payment of any of the Obligations may be released from time to time, in whole or in part, at, before or after the stated, extended or accelerated maturity of such Obligations, all of which (i) may be effected without notice to or further assent by the Guarantor and (ii) shall not affect the obligations of the Guarantor under this Guaranty.

     5. WAIVER. The Guarantor hereby expressly waives, to the extent permitted by applicable law:

          (a) Notice of acceptance of this Guaranty;

          (b) Presentment and demand for payment of any Obligation;

          (c) Protest and notice of dishonor or default to the Guarantor or to any other party with respect to any Obligation or any security for any
     Obligation;

          (d) Demand for payment under this Guaranty;

          (e) Notice of disposition of any security for any Obligation;

          (f) Any defense by reason of impairment of: (i) any security now or hereafter held for any Obligation; or (ii) recourse against any party liable for the payment of any Obligation; and

          (g) Any other defense or counterclaim whatsoever, other than indefeasible payment and performance of the Obligations.

     6. GUARANTY OF PAYMENT. This Guaranty is a guaranty of payment and not of collection. The Guarantor: (a) waives any claim to marshaling of assets and (b)
waives any right to require that an action be brought against the Borrower or any other Person prior to action against the Guarantor hereunder. The Guarantor shall be released from all liability hereunder only upon payment in full of all the Obligations.

     7. BINDING EFFECT. The provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of each Beneficiary and its successors and permitted assigns. The Guarantor may not assign its rights, benefits, duties and obligations under this Guaranty without the prior written consent of the Loan Servicer.

     8. RIGHT OF SET OFF. To the extent that the Guarantor has made payment hereunder to any Beneficiary of all or any portion of principal and interest required to be paid under the Credit Agreement of such Beneficiary, the full amount of such payment shall be deducted from amounts allocable and payable to such Beneficiary pursuant to such Credit Agreement.

     9. LIMITATION OF GUARANTY. Any term or provision of this Guaranty or the
Credit Agreement to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Guarantor shall be liable shall not exceed the maximum amount for which the Guarantor can be liable without rendering this
Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     10. REPRESENTATIONS AND WARRANTIES. The Guarantor makes the following representations, warranties and agreements with the Beneficiaries:

          (a) Corporation Status. The Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of
     Delaware.

          (b) Power and Authority. The Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered the Guaranty and the Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles
     (regardless of whether enforcement is sought in equity or at law).

          (c) No Violation. Neither the execution, delivery or performance by the Guarantor of the Guaranty, nor compliance by the Guarantor with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii)
     will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the
     Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement, contract or instrument to which the Guarantor is a party or by which it or any of its material property or assets are bound or to which it may be subject, or
     (iii) will violate any provision of the certificate of incorporation of the
     Guarantor.

          (d) Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened in writing (i) with respect to this Guaranty or (ii) with respect to any other matter, as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, either individually or in the aggregate, would reasonably be expected to have a Material Adverse
     Effect.

          (e) Governmental Approvals. Except as may have been obtained or made on or prior to the Closing Date (and which remain in full force and effect on the Closing Date), no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any domestic or foreign governmental or public body or authority, or any subdivision thereof, is required to authorize, in respect of the
     Guarantor, or is required to be obtained by the Guarantor in connection with (i) the execution, delivery and performance by the Guarantor of this
     Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty with respect to the Guarantor.

     11. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a
"voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that, and to the extent that, any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated, and shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     12. SUBROGATION. After (and not before) all amounts payable under or in respect of the Credit Agreement and all other Obligations have been indefeasibly paid in full and in cash and fully performed, the Guarantor shall be subrogated to the rights of the Beneficiaries to receive payments in respect of the Credit
Agreement and the other Obligations, but only to the extent of amounts paid by the Guarantor under this Guaranty.

     13. AMENDMENT. This Guaranty may not be modified or amended except by a writing duly executed by the Guarantor and the Loan Servicer.

     14. LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS
GUARANTY AND ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF THE TRANSACTIONS
CONTEMPLATED HEREBY SHALL BE GOVERNED BY, THE LAWS (OF THE STATE OF NEW YORK
(OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS
OF ANY OTHER JURISDICTION).

     15. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be invalid under such laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without affecting the remainder of such provision or the remaining provisions of this Guaranty, which shall be binding and enforceable to the fullest extent allowable by law.

     16. WAIVER. Waiver by the Loan Servicer of a breach of this Guaranty shall not operate as a waiver of any subsequent breach thereof.

     17. SIGNATURES; COUNTERPARTS. Facsimile transmissions of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Guaranty may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     18. NOTICES. All notices, requests and other communications to be given or otherwise made to any party hereto shall be deemed to be sufficient if contained in a written instrument duly transmitted by facsimile or duly sent by overnight courier service or first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          (a)  if to the Guarantor:

               TAL International Group, Inc.
               100 Manhattanville Road
               Purchase, New York  10577-2135
               Fax: (914) 697-2526
               Phone: (914) 697-2554
               Attention: Marc A. Pearlin

          (b)  if to the Loan Servicer, to the address(es) set forth in the
               Notices section of the Credit Agreement:

     19. CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS.

          (a) THE GUARANTOR AND EACH BENEFICIARY (BY ACCEPTANCE OF RIGHTS
HEREUNDER) WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY
OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF
WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

          (b) Pursuant to Section 5-1402 of the New York General Obligations
Law, all actions or proceedings arising in connection with this Guaranty shall be tried and litigated in state or Federal courts located in the Borough of
Manhattan, New York City, State of New York. THE GUARANTOR AND (BY ACCEPTANCE OF
RIGHTS HEREUNDER) EACH BENEFICIARY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE
DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE
JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING
IS BROUGHT IN ACCORDANCE WITH THIS SECTION. Nothing contained in this clause shall preclude the Loan Servicer from bringing any action or proceeding arising out of or relating to this Guaranty in the courts of any place where the
Guarantor or any of its assets or assets of the Borrower or any of its assets may be found or located.

     20. GUARANTY ENFORCEABLE BY LOAN SERVICER. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Beneficiaries agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Loan Servicer, in each case acting upon the instructions of the Lenders.

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     IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the
___ day of July, 2006.

                                        TAL INTERNATIONAL GROUP, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                        GUARANTY